ACQUISITION	9 Months Ended
Jun. 30, 2019
Business Combinations [Abstract]
ACQUISITION
6.	ACQUISITION

On November 13, 2017, the Company acquired Arcadian. The Company accounted for the acquisition of Arcadian using the acquisition method of accounting for business combinations under ASC 805, Business Combinations. The total purchase price is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date.

Fair value estimates are based on a complex series of judgments about future events and uncertainties and rely heavily on estimates and assumptions. The judgments used to determine the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives and the expected future cash flows and related discount rates, can materiality impact our results of operations. Significant inputs used for the model included the amount of cash flows, the expected period of the cash flows and the discount rates.

The purchase price, including the value of the indebtedness and payables of Arcadian, is $1,339,600 based upon a deemed acquisition of all of the assets and liabilities of Arcadian, including the equity interests in Arcadian. The aggregate purchase price consists of (i) initial investment in Arcadian of $195,900 (ii) $317,000 of forgiveness of a note receivable with the primary member of Arcadian (iii) assumption by Arcadian of subordinated debt ("Arcadian Note") with a fair value of $555,000, plus accrued interest of $96,700 (iv) $175,000 payment for the redemption and cancellation of two warrants to purchase equity interests in Arcadian Services. The Arcadian Note bears interest at an annual rate of 8% and matures on September 30, 2021.

Unaudited Pro Forma Financial Information

The following unaudited pro forma statement of operations data presents the combined results of operations for the nine months ended June 30, 2018 as if the acquisition of Arcadian had taken place on October 1, 2017. The unaudited pro forma financial information includes the effects of certain adjustments, including the amortization of acquired intangibles and the associated tax effect and the elimination of the Company's and the acquiree's non-recurring acquisition related expenses.

The unaudited pro forma information presented does not purport to be indicative of the results that would have been achieved had the acquisitions been consummated at October 1, 2017 nor of the results which may occur in the future. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable.

Nine Months Ended June 30,
Pro Forma	2018
Revenues	$1,118,900
Net income (loss)	(8,542,400)
Basic and diluted loss per share:	$(1.78)

Outstanding at weighted average shares outstanding	4,793,273